                                                                   Exhibit 99(a)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Bob Evans Farms, Inc. (the "Company") for the fiscal year ended April 25, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stewart
K. Owens, Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 22, 2003                  By:   /s/ Stewart K. Owens *
                                          ------------------------------------
                                          Stewart K. Owens
                                          Chairman of the Board, Chief Executive
                                          Officer, President and Chief Operating
                                          Officer

* A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to Bob Evans Farms, Inc. and will be retained by Bob Evans Farms, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.